                                                                   EXHIBIT 10.20



                                 LEASE AMENDMENT

This AGREEMENT, made and entered into by and between MCNEIL 4 & 5 INVESTORS LP, a Delaware limited partnership (hereinafter referred to as "Initial Landlord"), and Luminex Corporation (hereinafter referred to as "Tenant");

                                   WITNESSETH:
                                   ----------

WHEREAS, Aetna Life Insurance Company, by UBS Realty Investors LLC, Its Investment Advisor and Agent, "Landlord", and Tenant entered into a Lease Agreement dated October 19, 2000 (hereinafter referred to as "Lease") for approximately 98,158 square feet of space located at 12109 - 12201, 12212 and 12112 Technology Blvd., Austin, Texas;

WHEREAS, Initial Landlord transferred its rights and obligations under the Lease to McNeil 4 & 5 Investors LP (collectively with Initial Landlord, "Landlord") on September 26, 2002; and

WHEREAS, Tenant desires to be relieved of all future responsibilities for a portion of the total Lease Premises containing approximately 22,713 square feet in McNeil 4 and as shown and further described on Exhibit "A" attached hereto and made a part hereof, and the obligations as set forth therein, excluding any current or accrued responsibilities or obligations such as base rent, common area maintenance, management fees, insurance and property taxes, and Landlord has agreed to accept such termination; WHEREAS, Landlord and Tenant desire to amend the Lease to reflect their agreement.

NOW THEREFORE, for good, valuable and sufficient consideration received, Landlord and Tenant hereby agree as follows:

        1. The Lease is hereby amended to provide that it is terminated solely as it relates to the property described as the "Termination Space" on Exhibit A and as described above, as of January 31, 2003, provided that:

        i) Tenant shall forfeit the Three Hundred Seventy Four Thousand Seven Hundred and Sixty Five and No/100 Dollars ($374,765.00) Tenant Improvement Allowance for Interior Improvements as described in Exhibit "C" of the Lease;

        ii) Tenant shall forfeit the Three Hundred Thousand and No/100 Dollars ($300,00.00) Exterior Renovation Allowance as provided in Exhibit "C" of the Lease; and.

         iii) Upon mutual consent and execution of this Agreement by Landlord and Tenant, Tenant shall pay in cash to Landlord Seven Hundred Eight Four Hundred Ninety and 02/100 Dollars ($708,490.02).

2. The "Premises" shall be amended to reflect the revised square footage of 75,445 total square feet as of February 1, 2003.

3. The Base Rent for all of the Premises commencing February 1, 2003, shall be:

FOR THE CURRENT MCNEIL 3 PREMISES (18,330 SQUARE FEET)

           ------------------------------------------------------------------------------
                         MONTHS                    BASE RENTAL RATE    TOTAL MONTHLY RENT
                                                        PSF/MO.
           ------------------------------------------------------------------------------
           FEBRUARY 1, 2003 - JUNE 30, 2003             $0.80              $14,664.00
           ------------------------------------------------------------------------------
            JULY, 1, 2003 - APRIL 30, 2005              $0.85              $15,580.50
           ------------------------------------------------------------------------------

FOR THE CURRENT MCNEIL 4 PREMISES (12,737 SQUARE FEET)

           ------------------------------------------------------------------------------
                         MONTHS                    BASE RENTAL RATE    TOTAL MONTHLY RENT
                                                        PSF/MO.
           ------------------------------------------------------------------------------
           FEBRUARY 1, 2003 - APRIL 30, 2005            $0.85              $10,826.45
           ------------------------------------------------------------------------------

FOR THE CURRENT MCNEIL 5 PREMISES (20,112 SQUARE FEET)

           ------------------------------------------------------------------------------
                         MONTHS                    BASE RENTAL RATE    TOTAL MONTHLY RENT
                                                        PSF/MO.
           ------------------------------------------------------------------------------
           FEBRUARY 1, 2003 - APRIL 30, 2005             $0.85             $17,103.70
           ------------------------------------------------------------------------------

FOR THE MCNEIL 5 EXPANSION SPACE (24,256 SQUARE FEET)

           ------------------------------------------------------------------------------
                         MONTHS                    BASE RENTAL RATE    TOTAL MONTHLY RENT
                                                        PSF/MO.
           ------------------------------------------------------------------------------
           FEBRUARY 1, 2003 - APRIL 30, 2005             $0.85             $20,617.60
           ------------------------------------------------------------------------------

FOR ALL THE PREMISES BEGINNING MAY 1, 2005 (75,445 SQUARE FEET)

           ------------------------------------------------------------------------------
                         MONTHS                    BASE RENTAL RATE    TOTAL MONTHLY RENT
                                                        PSF/MO.
           ------------------------------------------------------------------------------
             MAY 1, 2005 - APRIL 30, 2007                $0.89             $67,146.05
           ------------------------------------------------------------------------------
             MAY 1, 2007 - APRIL 30, 2009                $0.92             $69,409.40
           ------------------------------------------------------------------------------
             MAY 1, 2009 - APRIL 30, 2010                $0.96             $72,427.20
           ------------------------------------------------------------------------------


4. The Lease is hereby amended in all respects necessary to confirm that Tenant's responsibility for its "Proportionate Share" of the costs and expenses described in Section 2(C) of the Lease shall be fairly and appropriately prorated for the current year such that Tenant's "Proportionate Share" of such costs accruing prior to February 1, 2003 shall be calculated based upon the square footage of the Premises immediately prior to the reduction in space effectuated by this Amendment and Tenant's "Proportionate Share" of such costs accruing from and after February 1, 2003 shall be calculated based upon the square footage of the Premises immediately after the reduction in space effectuated by this Amendment.

5. Landlord and Tenant each hereby release the other from any and all claims relating to the portion of the Lease Premises described on the attached Exhibit A.

6.      Except as hereby amended, the Lease is ratified and confirmed.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement in multiple counterparts, each of which will have the force and effect of an original this 27th day of January, 2003.

Tenant:                                  Landlord:

LUMINEX CORPORATION:                       MCNEIL 4 & 5 INVESTORS LP, A DELAWARE
                                           LIMITED PARTNERSHIP:

                                           By: Trumbull Five LLC, a Delaware
                                               limited liability company, its
                                               general partner
                                           By: UBS Realty Investors LLC, a
                                               Massachusetts limited liability
                                               company, its Manager

By:    /s/ Harriss T. Currie                   By: /s/ Joseph E. Gaukler
       ------------------------------              -----------------------------
Name:  Harriss T. Currie                       Name: Joseph E. Gaukler
       ------------------------------                ---------------------------
Title: Acting Chief Financial Officer          Title: Director
       ------------------------------                 --------------------------

                                   EXHIBIT "A"


BUILDING:                MCNEIL #4

LEGAL DESCRIPTION:       LOT 10, MCNEIL ROAD COMMERCIAL DIVISION
                         SECTION 2

ADDRESS:                 12212 TECHNOLOGY BLVD.
                         AUSTIN, TEXAS 78727






                                     (MAP)











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